UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2022

VectoIQ Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39855 (Commission File Number)	85-2482699 (I.R.S. Employer Identification No.)

1354 Flagler Drive Mamaroneck, NY (Address of principal executive offices)	10543 (Zip Code)

(212) 883-4330 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	VTIQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	VTIQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	VTIQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 2, 2022, VectoIQ Acquisition Corp. II (the “Company”) issued a press release announcing that if stockholders approve a proposed amendment (the “Charter Amendment Proposal”) to its Amended and Restated Certificate of Incorporation (the “Charter”) and a proposed amendment to its investment management trust agreement (the “IMTA Proposal” and together with the Charter Amendment Proposal, the “Early Termination Proposals”), dated January 6, 2021, with Continental Stock Transfer & Trust Company (the “Trust Agreement”), at the special meeting to be held on December 9, 2022 (the “Special Meeting”), it will redeem all of its outstanding Class A common stock, par value $0.0001 (the “Class A common stock”), effective as of December 12, 2022, because the Company will not consummate an initial business combination within the time period required by its Charter, as amended pursuant to the Charter Amendment Proposal, if approved by the Company’s stockholders. There can be no assurance that the Company’s stockholders will approve the Early Termination Proposals at the Special Meeting, and if such approval is not obtained the Company will redeem the outstanding Class A common stock pursuant to the terms of its Charter and the existing Trust Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The foregoing Current Report on Form 8-K and the accompanying press release include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind of the Company, the estimated per-share redemption price and timing for redemptions and delisting of the Company’s securities. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval of the Early Termination Proposals. These forward-looking statements speak only as of the date of the foregoing communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

vectoiq ACQUISITION CORP. ii

By:	/s/ Steve Shindler
Name: Steve Shindler
Title: Chief Financial Officer

Date: December 2, 2022